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                                             1480 South Hohokam Drive
[LOGO] Integrated Information Systems(TM)    Tempe, AZ  85281
                                             480-317-8000
                                             480-317-8779 - Investor Relations
                                             480-317-8010 - Fax
                                             www.iis.com



FOR IMMEDIATE RELEASE

                        Integrated Information Systems
  Acquires Certain Assets and Hires the Management and Professional Staff of
                               STEP Technology -
      An Established Northwest and Intermountain Technology and Business
                                Consulting Firm

Tempe, AZ (October 2, 2001) Integrated Information Systems, Inc. ("IIS") (NASDAQ: IISX), an innovative technology and business consultancy, today announced that it has acquired certain related assets and hired the executive management and key professional staff of STEP Technology, Inc. ("STEP"), an established Northwest information technology firm based in Portland, OR, with operations in Denver, CO. The STEP executives and professionals, who serve STEP clients nationwide, will continue operations in both its Portland, OR, and Denver, CO, offices under the STEP Technology name.

STEP Technology, a Microsoft Gold Certified Solution Provider Partner, provides clients comprehensive information technology solutions including line-of-business application, supply chain integration and commerce and custom application development. STEP is also nationally recognized for its software developer training curricula. Founded in 1988, STEP Technology has built a distinguished record and client list that includes Boise Cascade, AON Corp., Oregon Realtors Multiple Listing Service, The Pepsi Center in Denver, CO, netLibrary.com, Pulse Metrics and 800.com. Leveraging both emerging technologies and clients' existing technology assets, STEP Technology has an established reputation for consistently delivering business-based solutions that yield a high return on investment to clients.

"Our combined mass and capabilities have created a new market leader in the Portland and Denver markets. Joining forces with IIS positions STEP to provide a unique value proposition, a complete end-to-end solution with single-source accountability for full spectrum technology development. IIS' K2 Digital division in New York enhances STEP's strategic planning and interactive design skill capability. Their Bangalore, India, off-shore development subsidiary gives STEP a significant competitive pricing edge. Perhaps most importantly, the IIS Application Outsourcing Services expands our existing hosting offering with sustained application management and enhancements," said Keith Kullberg, formerly Chief Executive Officer of STEP Technology, Inc., and now General Manager, Northwest Intermountain division, of IIS. "All of STEP's professionals are very excited to provide current and potential clients with full strategy, systems integration and operations support for all aspects of their business."

"STEP Technology's excellent client and partner relationships in the Northwest and Intermountain markets provide positive operational synergies and new revenue potential to IIS," said Jim Garvey, Chairman, Chief Executive Officer and President of IIS. "Our two firms are closely aligned in age, capabilities, experience, evolution in the IT sector and cultures, and have each undergone significant cost reduction measures. I am thrilled to have the STEP team and brand combined with Integrated Information Systems. This transaction, which comes on the heels of our acquisition of K2 Digital in New York, is indicative of our growth strategy of merging our strengths with those of well-established, like-minded IT consultancies in significant markets."

Over the years, STEP Technology has enjoyed significant market recognition and received numerous awards including:
     .  Microsoft Solution Provider of the Year - PacWest District (1993 and
        2000) and PacWest District General Manager Award (1999);

                                    -more-
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IIS Acquires STEP Technology
October 2, 2001 - Page 2

     . Oregon Business Magazine, 100 Best Companies to Work For (1995-2000) and Technology Fast 50 (1997-2000);

     . The Business Journal - Portland, Top 100 Fastest-Growing Private Companies (1995-2000) and Top 25 Area Software Developers (1995-2000); and

     .  Media Inc., Number One Web Developer in the Northwest (1999).

In addition, STEP Technology's industry development awards include:
     . American Electronics Association (AEA) and Boy Scouts of America (BSA), Annual Oregon Technology Service Company of the Year Award (1996);

     .  SNAP! Best of the Web Award for Oregon Multimedia Alliance Website
        (1998); and

     .  Smithsonian Museum Finalist, Excellence in Application Development Award
        (1994).

For more information, please visit the STEP Technology web site at www.steptechnology.com.

About IIS

Integrated Information Systems(TM) is an innovative technology and business consultancy providing extensive experience and insight to create a sustainable competitive edge for clients. For companies who seek measurable results from business and technology investments, IIS offers cost-conscious, productive, profit-minded solutions across the entire service value chain with single provider accountability.

Founded in 1988, IIS employs approximately 358 professionals in offices in Atlanta, Boston, Denver, Jacksonville, Las Vegas, Los Angeles, New York City, Phoenix, Portland, Oregon, and Bangalore, India.

For more information, please visit the IIS web site at www.iis.com.
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Cautionary Statement
--------------------
This press release contains forward-looking statements as that term is defined under the Private Securities Litigation Reform Act of 1995, including statements concerning IIS' ability to continue serving STEP Technology's clients and to profitably integrate the capabilities of STEP's professional consulting staff with the services offered by IIS, as well as IIS' ability to deliver advanced solutions for its clients and to create demand for its services. These forward-looking statements involve a number of risks and uncertainties which could cause actual events to differ materially from those expressed by such forward-looking statements and could cause IIS' stock price to decline. Factors that could cause actual events to differ from such forward-looking statements include the inability to retain and continue to serve STEP Technology's clients, the inability to coordinate and integrate the capabilities of STEP's professional staff with the services offered by IIS, the inability of IIS to retain STEP's former consulting staff and executives, IIS' ability to generate sufficient revenues to offset the costs and expenses of the STEP transactions, and the incurrence of unexpected costs, expenses and liabilities by IIS resulting from the STEP transactions. Additional risks include lower demand for the company's services, reductions in pricing for the company's services, the company's inability to execute its business plan, obtain new clients or retain existing clients, the company's ability to attract, retain and effectively utilize its personnel, the potential loss of client projects, increased competition, the company's ability to maintain and enhance technology alliances, and its ability to stay at the forefront of technology changes, and other factors identified in documents filed by IIS with the Securities and Exchange Commission and in other public statements, including those set forth under the caption "Risk Factors" in the company's Form 10-K for the year ended December 31, 2000 and in its Form 10-Q for the quarter ended June 30, 2001. All forward-looking statements included in this document are made as of the date hereof, based on information available to IIS on the date hereof, and IIS assumes no obligation to update any forward-looking statements.

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CONTACTS:
Jim Garvey                                  Jane Lauer                                Linda Latman
Chairman, CEO and President                 Communications Manager                    Investor Relations Counsel
Integrated Information Systems, Inc.        Integrated Information Systems, Inc.      The Equity Group, Inc.
(480) 317-8997                              (480) 317-8449                            (212) 836-9609
                                            janel@iis.com                             llatman@equityny.com
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